PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust is helping to finance the $163.8 million substantial renovation of the Circle Park Apartments, located between the University of Illinois at Chicago and the Illinois Medical District (“Circle Park”). This renovation will significantly upgrade the kitchens and bathrooms in all 418 units, replace building systems, roofs and windows and improve common areas and amenities. Circle Park provides 298 units of family housing and 120 units reserved for senior citizens, all of which are affordable.

HIT ROLE	The HIT provided $84.9 million in financing through the purchase of a AAA rated tax-exempt construction to permanent bond issued by the Illinois Housing Development Authority (IHDA). Circle Park is the HIT’s 54th project in Chicago, 106th in Illinois, and 20th with IHDA. Circle Park is part of the HIT’s $1 billion Midwest@Work Initiative.

PARTNERS	Lender: IHDA Developer: Related Midwest

SOCIAL IMPACT	In addition to the union jobs and other economic impacts shown below, the substantial rehabilitation at Circle Park will preserve 239 housing units for low-income residents, extend affordability restrictions making 179 previously market rate units available to tenants earning 80% of the Area Median Income and provide high quality housing for senior citizens.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $84.9 Million	Total Development Cost $163.8 Million	418 Units (100% affordable)	292,010 Hours of Union ConstructionWork Generated	$16.4 Million Tax revenue generated	$107.8 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of January 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

PROJECT PROFILE | Circle Park Apartments – Chicago, IL

“The HIT’s investment in the rehabilitation of Circle Park will not only keep union members working in construction, but will also create the opportunity for community residents to join the Chicago Laborers’ apprenticeship program, giving them a career path for the future. Truly a win for all, because good union jobs and affordable housing are essential for the pandemic recovery and a better life for working families.”
— James Connolly, Business Manager Chicago Laborers District Council

ABOUT THE HIT	The HIT is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government- and agency- insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a 35+ year track record demonstrating the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to achieve the collateral benefits of creating jobs for union members in the construction trades and related industries and building affordable and workforce housing. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.
1/2021

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com